Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et. al.,	Jointly Administered
Debtors	Reporting Period: 10/1/09 - 10/31/09
MONTHLY OPERATING REPORT

		Document	Affidavit
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliations, Copies of Bank Statements and Cash
Disbursements Journals	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Statements of Operations	MOR-2	X
Balance Sheets	MOR-3	X
Status of Postpetition Taxes	MOR-4		X
Summary of Unpaid Postpetition Accounts Payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
1 declare under the penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Ryan G. O’Desky	2/10/10

Ryan G. O’Desky	Date
Chief Financial Officer and Treasurer
The Debtors are: Midway Games Inc., Midway Home Entertainment Inc., Midway Amusement Games, LLC, Midway Interactive Inc., Surreal Software Inc., Midway Studios — Austin Inc., Midway Studios — Los Angeles Inc., Midway Games West Inc., Midways Home Studios Inc., and Midway Sales Company, LLC.

In Inc.
Midway Games Inc., et al.,	Case No. 09-10465 (KG)
Debtors	Jointly Administered
Reporting Period: 10/1/09 to 10/31/09
MOR-1: SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
FOR THE MONTH ENDED OCTOBER 31, 2009

	Midway								Midway
	Home	Midway						Midway	Studios —
	Entertainment	Amusement	Midway	Midway Games	Midway Home	Midway Sales	Surreal	Studios —	Los Angeles	Midway	Current Month
Debtor	Inc.	Games, LLC	Interactive Inc.	West Inc.	Studios Inc.	Company, LLC	Software Inc.	Austin Inc.	Inc.	Games Inc.	Total
Cash at beginning of the month	$71,064,095.93	($13,257,959.34)	($650.00)	($650.00)	($650.00)	($650.00)	($4,164,478.37)	$419,578.84	($4,715.70)	($9,384,229.96)	$44,669,691.40
RECEIPTS
Trade accounts receivable	2,004,958.18	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2,004,958.18
Cash held in trust	(1,999,899.17)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(1,999,899.17)
Proceeds related to asset sales	54,086.80	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	54,086.80
Other	370,380.16	25,337.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	395,717.16

Total Receipts	$429,525.97	$25,337.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$454,862.97

DISBURSEMENTS
Cost of goods sold	21,679.37	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	21,679.37
Payroll	8,190.62	275,898.41	0.00	0.00	0.00	0.00	0.00	0.00	0.00	80,307.18	364,396.21
Royalties	0.00	383.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	383.00
Sales commissions	0.00	6,221.35	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	6,221.35
Rent — facilities equipment/taxes	21,581.85	16,208.33	0.00	0.00	0,00	0.00	0.00	0.00	0.00	0.00	37,790.18
Utilities	5,319.00	5,016.35	5,608.53	0.00	0.00	0.00	0.00	516.74	0.00	0.00	16,460.62
Benefits	158.79	42,722.43	0.00	0.00	0.00	0.00	887.07	9,629.68	0.00	0.00	53,397.97
IT equipment	6,451.90	27.47	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	6,479.37
Legal	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	11,753.50	11,753.50
Maintenance	2,674.66	3,879.17	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	6,553.83
Shipping	34.88	255.82	74.37	0.00	0.00	0.00	0.00	0.00	0.00	0.00	365.07
Supplies	0.00	180.36	0.00	0.00	0,00	0.00	0.00	0.00	000	0.00	180.36
Consultants and contractors	3,888.94	15,646.47	0.00	0.00	0.00	0.00	0.00	0.00	0.00	39424	19,929.65
Employee expense reports	0.00	12,595.79	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,878.46	14,474.25
Purchasing curds	0.00	8,797.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	3,939.68	12,736.68

Subtotal operating disbursements	69,980.01	387,831.95	5,682.90	0.00	0.00	0.00	887.07	10,146.42	0.00	98,273.06	572,801.41

US Trustee Fees	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	46,150.00	46,150.00
Huron Consulting Group	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	5,480.00	5,480.00
Blank Rome LLP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	512,202.47	512,202.47
Ernst & Young. LLP — Midway Auditors	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2,291.00	2,291.00
Milbank, Tweed, Hadley & McCloy LLP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	586,924.17	586,924.17
Richards, Layton & Finger, PA	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	68,999.11	68,999.11
FTI Consulting Inc.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	273,165.21	273,165.21
Lazard Frees and Co. LLC	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	244,767.30	244,767.30
De Predict Brocas Maffci	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	9,210.59	9,210.59
Epiq Bankruptcy Solutions	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	30,025.77	30,025.77

Subtotal restructuring disbursements	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,779,215.62	1,779,215.62

Total Disbursements	$69,980.01	$387,831.95	$5,682.90	$0.00	$0.00	$0.00	$887.07	$10,146.42	$0.00	$1,877,488.68	$2,352,017.03

Receipts less disbursements	$359,545.96	($362,494.95)	($5,682.90)	$0.00	$0.00	$0.00	($887.07)	($10,146.42)	$0.00	($1,877,488.68)	($1,897,154.06)

Cash at end of the month	$71,423,641.89	$(13,620,454.29)	$(6,332.90)	$(650.00)	$(650.00)	$(650.00)	$(4,165,365.44)	$409,432.42	$(4,715.70)	($11,261,718.64)	$42,772,537.34

General Notes:

1)	Cash balances may not be same as the bank statements or ledger balances as they do not reflect unavailable funds, outstanding checks and other timing differences.

2)	Included in the cash at the end of the month were two restricted letters of credit at Midway Home Entertainment inc. (MHE) for $225.000 and at Midway Studios — Austin Inc. (MSA) for $26.103.01-

3)	Disbursements reflect when the disbursement accounts are funded rather than when the item clears the bank.

4)	Timing of receipts and internal accounting can cause period-end discrepancies in respective intercompany reporting.

5)	Because there were no transfers to debtors in possession accounts or estate disbursements made by outside sources, the total disbursements line above will be used to calculate U.S. Trustee quarterly fees.

6)	U.S. Trustee quarterly fees are paid by Midway Games inc. (MGI) on behalf of each Debtor and expenses are allocated based on fees calculated for each Debtor.

7)	The cash held in trust at MHE represents collections of accounts receivable, pursuant to the Transition Services Agreement on behalf of Warner Bros. Entertainment Inc. (WBEI) subsequent to the sale of accounts receivable to (WBEI) on July 30, 2009. These amounts collected were remitted to WBEI during the month but are not included in disbursements used to calculate U.S. Trustee quarterly fees.

8)	Proceeds from asset sales reported at MHE were received upon completion of the sale of certain fixed assets to various third parties.

9)	Other cash receipts reported at MHE include amounts received upon completion of services by certain Key Employees of the Debtors under the Transition Services Agreement with WBEI. The proceeds were used to pay incentives to these Key Employees.
FORM MOR-1

In re:
Midway Games Inc., et al.,	Case No. 09-10465 et seq. (KG)
Debtors	Jointly Administered
Reporting Period: 10/1/09-10/31/09
MOR-1A: BANK RECONCILIATIONS CERTIFICATION
I, Ryan G. O’Desky, Chief Financial Officer and Treasurer of Midway Games Inc., hereby certify that, to the best of my knowledge, information, and belief, all of the Debtors’ bank account balances for the reporting period ended October 31, 2009 have been reconciled to monthly bank statements in an accurate and timely manner. The attached schedule lists each of the Debtors’ bank accounts and the book balance of the respective account as of the end of the reporting period. No bank accounts were opened or closed during the reporting period.

/s/ Ryan G. O’Desky	2/10/10
Ryan G. O’Desky	Date
Chief Financial Officer and Treasurer

FORM MOR-1A

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 10/1/09 to 10/31/09
MOR-1A: DEBTORS’ BANK ACCOUNTS

Debtor	Bank/Institution	Account Number	Book Balance

Midway Home Entertainment Inc.	Wells Fargo Bank N.A.	#583884	$214,285.72
Midway Home Entertainment Inc.	Wells Fargo Bank N.A.	#4030110425	$0.00
Midway Home Entertainment Inc.	Bank of America	#8765261617	$55,421.48
Midway Home Entertainment Inc.	Bank of America	#8666525641	$497,615.52
Midway Home Entertainment Inc.	Bank of America	#8188615313	$50,281.86
Midway Home Entertainment Inc.	Bank of America	#8188615318	$40,091,554.99

Midway Amusement Games, LLC	Bank of America	#8765763067	$39,871.74
Midway Amusement Games, LLC	Bank of America	#8666305125	$55,674.18
Midway Amusement Games, LLC	Bank of America	#8666018766	$3,292.51
Midway Amusement Games, LLC	Wells Fargo Bank N.A.	#4030010797	$0.00
Midway Amusement Games, LLC	JP Morgan	#806021788	$0.00

Surreal Software Inc.	Bank of America	#8765216044	$4,309.96

Midway Studios — Austin Inc.	Wells Fargo Bank N.A.	#561549	$24,860.00
Midway Studios — Austin Inc.	Bank of America	#8765216049	$35,599.42

Midway Studios — Los Angeles Inc.	Bank of America	#8765216063	$2,428.41

Midway Games Inc.	Bank of America	#8666302112	$0.00
Midway Games Inc.	Bank of America	#8765763147	$34,067.16
Midway Games Inc.	Bank of America	#8666302112	$1,453,895.12
Midway Games Inc.	Bank of America	#8188615332	($10.00)
The Debtors affirm that no bank accounts were opened in the period.

In re:
Midway Games Inc., et al.,	Case No. 09-10465 (KG)
Debtors	Jointly Administered
Reporting Period: 10/1/09-10/31/09
MOR-1B: SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

	Period		Amount		Check			Amount Paid			Filing to Date
Payee	Covered		Approved	Payer	Date	Number	Fees		Expenses	Fees		Expenses
Blank Rome LLP 1	7/1/09-7/31/09		$211,708.51	Midway Games Inc.	10/08/09	ACH:4105		$204,766.00	$6,942.51
Blank Rome LLP 1	5/1/09-7/31/09	*	$143,400.36	Midway Games Inc.	10/22/09	ACH:4111		$143,400.36
Blank Rome LLP 1	2/12/09-4/30/09	*	$157,093.60	Midway Games Inc.	10/29/09	ACH:4118		$157,093.60			$1,472,886.79	$57,029.83

Kramer Levin Naftalis 2											$232,546.50	$4,786.13

Mcsirow Financial 2											$50,000.00	$0.00

Dewey & LeBocuf LLP 3											$419,326.10	$9,752.12

Ernst & Young, LLP 4	5/1/09-5/31/09		$1,832.80	Midway Games Inc.	10/08/09	CHECK: 74745		$1,832.80
Ernst & Young, LLP 4	5/1/09-5/31/09	*	$458.20	Midway Games Inc.	10/22/09	CHECK: 74751		$458.20			$141,589.80	$386.00

Milbank, Tweed, Hadley & McCloy LLP 5	5/1/09-7/31/09	*	$112,967.00	Midway Games Inc.	10/22/09	WIR: 2740594004		$112,967.00
Milbank, Tweed, Hadley & McCloy LLP 5	5/1/09-5/31/09		$133,091.28	Midway Games Inc.	10/22/09	WIR: 2740594001		$126,324.60	$6,766.68
Milbank, Tweed, Hadley & McCloy LLP 5	6/1/09-6/30/09		$88,603.54	Midway Games Inc.	10/22/09	WIR: 2740594002		$83,117.60	$5,485.94
Milbank, Tweed, Hadley & McCloy LLP 5	7/1/09-7/31/09		$252,262.35	Midway Games Inc.	10/22/09	WIR: 2740594003		$242,425.80	$9,836.55	$	l,864,154.50	$156,611.72

Richards, Layton & Finger. P.A. 6	7/1/09-7/31/09		$37,398.24	Midway Games Inc.	10/02/09	WIR: 27152290		$34,974.40	$2,423.84
Richards, Layton & Finger. P.A. 6	5/1/09-7/31/09	*	$16,787.70	Midway Games Inc.	10/22/09	WIR: 2740605201		$16,787.70
Richards, Layton & Finger. PA. 6	8/1/09-8/31/09		$14,813.17	Midway Games Inc.	10/22/09	WIR: 2740605202		$13,106.40	$1,706.77		$203,219.40	$24,864.09

FTI Consulting, Inc. 7	7/1/09-7/31/09		$80,090.40	Midway Games Inc.	10/22/09	WIR: 2740581401		$80,000.00	$90.40
FTI Consulting, Inc. 7	2/23/09-4/30/09	*	$53,074.81	Midway Games Inc.	10/22/09	WIR: 2740581402		$53,074.81
FTI Consulting, Inc. 7	5/1/09-7/31/09	*	$60,000.00	Midway Games Inc.	10/22/09	WIR: 2740581403		$60,000.00
FTI Consulting, Inc. 7	8/1/09-8/31/09		$80,000.00	Midway Games Inc.	10/22/09	WIR: 2740581404		$80,000.00			$645,374.07	$5,540.08

Lazard Frères & Co. LLC 8	5/1/09-5/31/09		$124,060.73	Midway Games Inc.	10/08/09	WIR: 2722751801		$120,000.00	$4,060.73
Lazard Frères & Co. LLC 8	4/1/09-4/30/09		$120,706.57	Midway Games Inc.	10/08/09	WIR: 2722751802		$120,000.00	$706.57		$341,785.71	$5,862.28

Huron Consulting Group 9	5/1/09-5/31/09		$5,480.00	Midway Games Inc.	10/08/09	CHK: 74746		$5,480.00			$94,857.40	$0.00

Dc Pardieu Brocas Maffei 10	7/21/09-8/18/09		$9,210.59	Midway Games Inc.	10/22/09	WIR: 2006892004		$9,210.59			$9,210.59	$0.00

							$	l,665,019.86	$38,019.99		$5,474,950.86	$264,832.25

*	Amounts paid represent 20% of the fees included in the original fee applications for services covering these dates. These 20% amounts were originally held back per the order of the Bankruptcy Court and were paid on 10/22/09.

1	Lead bankruptcy counsel for the Debtors

2	Lead counsel and financial advisors working on behalf of Thomas Parties

3	Special counsel to the independent members of the post-petition Board of Directors of the Debtors

4	Independent auditor to the Debtors

5	Counsel to the Official Committee of Unsecured Creditors

6	Co-counsel to the Official Committee of Unsecured Creditors

7	Financial advisor to the Official Committee of Unsecured Creditors

8	Investment banker to the Debtors

9	Bankruptcy consultants to the Debtors

10	Counsel to the Official Committee of Unsecured Creditors
FORM MOR-1B

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reportine Period: 10/1/09 to 10/31/09
MOR-2: STATEMENTS OF OPERATIONS
FOR THE MONTH ENDED OCTOBER 31, 2009

		Midway
	Midway Home	Amusement	Midway Interactive	Midway Games	Midway Home	Midway Sales	Surreal Software	Midway Studios —	Midway Studios —
	Entertainment, Inc.	Games, LLC	Inc.	West Inc.	Studios Inc.	Company, LLC	Inc.	Austin Inc.	Los Angeles Inc.	Midway Games Inc.	Adjustments and
Case number for individual Debtors	09-10467	09-10466	09-10468	09-10472	09-10473	09-10474	09-10469	09-10470	09-10471	09-10465	Allocations (1)	Total of All Debtors

REVENUES
Gross sales	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Royalty and other revenue	—	6,037.05	—	—	—	—	—	—	—	—	—	6,037.05
Allowances	—	—	—	—	—	—	—	—	—	—	—	—

Net revenues	—	6,037.05	—	—	—	—	—	—	—	—	—	6,037.05
COST OF GOODS SOLD
Product costs and distribution	4,275.60	—	—	—	—	—	—	—	—	—	—	4,275.60
Royalties	—	—	—	—	—	—	—	—	—	—	—	—
Product development costs	—	—	—	—	—	—	—	—	—	—	—	—

Total cost of goods sold	4,275.60	—	—	—	—	—	—	—	—	—	—	4,275.60

Gross profit	(4,275.60)	6,037.05	—	—	—	—	—	—	—	—	—	1,761.45
OPERATING EXPENSES
Rent expense	84,311.75	(172,017.37)	—	—	—	—	(60.000.00)	—	—	11,957.29	—	(135,748.33)
Insurance	1,381.56	14,532.36	—	—	—	—	1,347.46	749.65	14.75	162,103.77	—	180,129.55
Payroll and benefits	(20,050.13)	22,181.38	—	—	—	—	—	—	—	138,427.57	—	140,558.82
All other research and development	(219,778.29)	23,588.66	—	—	—	—	1,522.09	28,911.77	1,982.17	—	—	(163,773.60)
All other selling and marketing	(1,934.74)	1,011.98	—	—	—	—	—	—	—	82.26	—	(840.50)
All other administrative	15,506.01	152,827.69	—	—			—	—	—	58,940.24	—	227,273.94

Total operating expenses	(140,563.84)	42,124.70	—	—		—	(57,130.45)	29,661.42	1,996.92	371,511.13	—	247,599.88
Net Profit (Loss) Before Other Income & Expenses	136,288.24	(36,087.65)	—	—	—	—	57,130.45	(29.661.42)	(1,996.92)	(371,511.13)	—	(245,838.43)
OTHER INCOME AND EXPENSES
Interest income	8,240.84	—	—	—	—	—	—	—	—	—	—	8,240.84
Other (income) and expense, net (4)	(179,557.15)	(36,615.15)	—	—	—	—	(9,543.60)	(28,911.77)	(1,982.17)	2,804.317.29	—	2,547,707.45

Income (loss) before reorganization items	324,086.23	527.50	—	—	—	—	66,674.05	(749.65)	(14.75)	(3,175.828.42)	—	(2,785,305.04)
REORGANIZATION ITEMS
Professional fees (2)	—	—	—	—	—	—	—	—	—	1,822,474.74	—	1,822,474.74
U.S. Trustee quarterly fees (3)	650.00	4,875.00	325.00	325.00	325.00	325.00	325.00	325.00	325.00	6,500.00	—	14,300.00

Total reorganization expenses	650.00	4,875.00	325.00	325.00	325.00	325.00	325.00	325.00	325.00	1,828,974.74	—	1,836,774.74
Provision for income taxes	—	—	—	—			—	—	—	—	—	—

Net income (loss)	$323,436.23	$(4,347.50)	$(325.00)	$(325.00)	$(325.00)	$(325.00)	$66,349.05	$(1,074.65)	$(339.75)	$(5,004.803.16)	$—	$(4,622,079.78)

NOTES:

GENERAL — In the ordinary course of business, individual Debtors may make payments to third parties on behalf of other Debtor entities. When this occurs, receivable and payable amounts are recorded at the paying and receiving entities, respectively, for the value of each such payment made. Amounts owed by Debtor entities to other Midway Games Inc. (MGI) subsidiaries are repaid in accordance with company policy. For example, all payroll-related payments are made to employees through Midway Home Entertainment Inc. (MHE) and the related expenses are reported by each employee’s legal entity: each legal entity with employees incurs a liability to MHE for the amounts paid. Also, no Insider Compensation expenses outside of the normal course of business were incurred during the period presented.

(1)	In performing the accounting for its day-to-day operations, MGI and its Debtor and non-Debtor affiliates had previously allocated common expenses among MGI subsidiaries and capitalized qualifying product development expenses in accordance with U.S. generally accepted accounting principles (GAAP). As a result of the reduced amount of these common expenses and the discontinuation of the capitalization of product development expenses, no amounts were reported in the Adjustments and Allocations column for October 2009.

(2)	Professional Fees, which are paid by MGI, are recorded as expense when incurred. All of these fees represent accruals and have not been paid as of October 31, 2009. No allocation of the benefits of such fees has been made to any other Debtor or non-Debtor entities. In addition to the amounts reported in this line item. $176,332.14 in fees have either been submitted to the Bankruptcy Court for approval or have been approved by the Bankruptcy Court but payment had not yet been made as of October 31, 2009.

(3)	U.S. Trustee Quarterly Fees are estimated and were invoiced and paid in January 2010 for the period from October-December 2009.

(4)	Gain/Loss on Disposal of assets.
     FORM MOR-2

In re:	Case No. 09-10465(KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 10/1/09 to 10/31/09
MOR-3: BALANCE SHEETS
OCTOBER 31, 2009

	Midway	Midway			Midway	Midway
	Home	Amusement	Midway	Midway	Home	Sales
	Entertainment	Games,	Interactive	Games	Studios	Company,
	Inc.	LLC	Inc.	West Inc.	Inc.	LLC
Case number for individual Debtors	09-10467	09-10466	09-10468	09-10472	09-10473	09-10474
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$40,694,873.85	$98,838.43	$—	$—	$—	$—
Restricted cash	—	—	—	—	—	—
Receivables, gross	409,666.00	67,831.98	—	—	—	—
Allowances	(409,666.00)	(67,831.98)	—	—	—	—

Receivables, net	0.00	—	—	—	—	—
Inventories	—	—	—	—	—	—
Prepaid expenses and other current assets	90,998.95	239,729,67	—	—	—	—

TOTAL CURRENT ASSETS	40,785,872,80	338,568.10	—	—	—	—

Property and equipment, net (2)	0.00	(0.00)	—	—	—	—
Investment in subsidiaries (3)	—	—	29,265,000.00	(29,265,000.00)	—	—
Due from Debtors	236,546,296.39	309,067,427.39	430,000.00	32,428,938.86
Due from non-Debtor MGI subsidiaries	195,040,77	—	—	—	—	—

TOTAL ASSETS	$277,527,209.96	$309,405,995.49	$29,695,000.00	$3,163,938.86	$—	$—

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-petition)
Amounts due to Insiders (4)	—	—	—	—	—	—
Accounts payable	1,001,397.40	69,876.73	—	—	—	—
Accrued compensation and related benefits (5)	18,006.51	62,745.60	—	—	—	—
Accrued royalties	188,342.17	—	—	—	—	—
Accrued selling and marketing	1,355.35	—	—	—	—	—
Deferred revenue	—	—	—	—	—	—
Current portion of long-term debt	—	—	—	—	—	—
Convertible senior notes, less unamortized discount	—	—	—	—	—	—
Other accrued liabilities	425,041.34	2,318,987.98	—	—	—	—

TOTAL POST-PETITION LIABILITIES	1,634,142.77	2,451,610.31	—	—	—	—

LIABILITIES SUBJECT TO COMPROMISE (Pie-Petition) (6)
Secured liabilities	$1,086.71	$—	$—	$—	$—	$—
Priority liabilities	409,119.25	868,739.94	—	—	—	—
Non-priority liabilities	245,794,138.85	564,106,878.04	22,957,000.00	48,011,629.43	—	—

TOTAL PRE-PETITION LIABILITIES	246,204,344.81	564,975,617.98	22,957,000.00	48,011,629.43	—	—

Due to Debtors	11,529,106.06	20,450,083.00	—	—	—	—
Due to non-Debtor MGI subsidiaries	—	—	—	—	—	—
Deferred income taxes	13,012,498.00	—	—	—	—	—

STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock	1,000.00	—	—	—	—	—
Additional paid-in capital	1,704,243.52	—	2,750,000.00	(186,000.00)	—	—
Retained earnings (accumulated deficit)	3,441,874,80	(278,471,315.80)	3,988,000.00	(44,661.690.57)	—	—
Postpetition contributions (distributions) (draws) (5)	—	—	—	—	—	—
Treasury stock	—	—	—	—	—	—

TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	5,147,118.32	(278,471,315.80)	6,738,000.00	(44,847,690.57)	—	—

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$277,527,209.96	$309,405,995.49	$29,695,000.00	$3,163,938.86	$—	$—

FORM MOR-3

In re: Midway Games Inc., et al., Debtors	Case No. 09-10465(KG) Jointly Administered Reporting Period: 10/1/09 to 10/31/09
MOR-3: BALANCE SHEETS (continued)
OCTOBER 31, 2009

	Surreal Software	Midway Studios —	Midway Studios —	Midway Games
	Inc.	Austin Inc.	Los Angeles Inc.	Inc.	Total of All Debtors
Case number for individual Debtors	09-10469	09-10470	09-10471	09-10465	(1)

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$4,309,96	$35,599.42	$2,428.41	$1,487,952.28	$42,324,002.35
Restricted cash	—	—	—	—	239,145.72
Receivables, gross	—	—	—	—	477.497.98
Allowances	—	—	—	—	(477,497.98)

Receivables, net	—	—	—	—	0,00
Inventories	—	—	—	—	—
Prepaid expenses and other current assets	—	—	—	10,432.53	341,161.15

TOTAL CURRENT ASSETS	4,309.96	35,599.42	2,428.41	1,737,530.53	42,904,309.22

Property and equipment, net (2)	—	(0.00)	—	—	(0.00)
Investment in subsidiaries (3)	—	—	—	21,472,773.11	21,472,773.11
Due from Debtors	—	253,368.44	156,098.20	658,173,916.26	1,237,056,045.54
Due from non-Debtor MGI subsidiaries	—	—	—	3,798,333.69	3,993,374.46

TOTAL ASSETS	$4,309.96	$288,967.86	$158,526.61	$685,182,553.59	$1,305,426,502.33

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-petition)
Amounts due to Insiders (4)	—	—	—	—	—
Accounts payable	11,029.98	69,081.87	(2,695.56)	(56,005.30)	1,092,685.12
Accrued compensation and related benefits (5)	12,543.63	(4,435.78)	(5,894.61)	14,286.61	97,251.96
Accrued royalties	—	—	—	—	188,342.17
Accrued selling and marketing	—	—	—	—	1,355.35
Deferred revenue	—	—	—	—	—
Current portion of long term debt	—	—	—	—	—
Convertible senior notes, less unamortized discount	—	—	—	—	—
Other accrued liabilities	(9,988.49)	74,706.75	5,920.11	2,915,714.29	5,730,381.98

TOTAL POST-PETITION LIABILITIES	13,585.12	139,352.84	(2,670.06)	2,873,995.60	7,110,016.58

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition) (6)
Secured liabilities	$—	$4,029.62	$—	$—	$5,116.33
Priority liabilities	172,202.55	47,932.43	4,884.62	228.056.03	1,730,934.82
Non-priority liabilities	49,191,595.71	64,740,369.34	30,531,064.78	338,089,036.87	1,363,421,713.02

TOTAL PRE-PETITION LIABILITIES	49,363,798.26	64,792,331.39	30,535,949.40	338,317,092.90	1,365,157,764.17

Due to Debtors	3,712,852.23	733,822.58	38,743.36	38,762,535.41	75,227,142.64
Due to non-Debtor MGI subsidiaries	—	—	—	—	—
Deferred income taxes	—	—	—	—	13,012,498.00

STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock	—	—	—	935,403.55	936,403.55
Additional paid-in capital	4,187,009.00	2,575,167.27	3,594,163,08	522,497,846.03	537,122,428.90
Retained earnings (accumulated deficit)	(57,272,934.65)	(67,951,706.22)	(34,007,659.17)	(208,421,285.13)	(683,356,716.74)
Postpetition contributions (distributions) (draws) (5)	—	—	—	—	—
Treasury stock	—	—	—	(9,783,034.77)	(9,783,034.77)

TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(53,085,925.65)	(65,376,538.95)	(30,413,496.09)	305,228,929.68	(155,080,919.06)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$4,309.96	$288,967.86	$158,526.61	$685,182,553.59	$1,305,426,502.33

FORM MOR-3

In re: Midway Games Inc., et al., Debtors	Case No. 09-10465 (KG) Jointly Administered Reporting Period: 10/1/09 to 10/31/09
MOR-3: BALANCE SHEETS
OCTOBER 31, 2009
NOTES:
GENERAL — In the ordinary course of business, individual Debtors may make payments to third parties on behalf of other Debtor entities. When this occurs, receivable and payable amounts are recorded at the paying and receiving entities, respectively, for the value of each such payment made. Amounts owed by Debtor entities to other Midway Games Inc. (MGI) subsidiaries are repaid in accordance with company policy. For example, all payroll-related payments are made to employees through Midway Home Entertainment Inc. (MHE) and the related employee’s legal entity; each legal entity with employees incurs a liability to MHE for the amounts paid.
(1)	Each individual entity’s balances are presented in their respective columns: this “Total of All Debtors” column is provided to show the balances of the combined Debtor entities as a whole for information purposes only.

(2)	As a result of the sales of assets to WBEI and THQ Inc., the remaining fixed assets of the Debtors except for those being used at its corporate offices (recorded at MGI) were determined to have a value of zero: therefore, these balances have been written down to zero.

(3)	Investment in subsidiaries represent amounts invested by certain MGI subsidiaries in other MGI subsidiaries. Negative amounts are reported in this line item by the investee subsidiary to represent the amounts invested in that subsidiary.

(4)	Insiders are defined as directors and officers of any Debtor entities or non-Debtor MGI subsidiaries. There were no amounts due to Insiders outside of the normal course of business as of October 31, 2009.

(5)	Accrued compensation and related benefits exclude amounts owed as of the petition date for paid time off, severance, relocation and supplemental insurance; these amounts are included in the Pre-petition Liabilities section. Certain amounts have been paid post-petition related to these pre-petition amounts owed. The accruals for paid time off fluctuate based on employees’ usage of paid time off earned. Similarly, the liability for paid time off for MGI employees is recorded by Midway Amusement Games, LLC (MAG), but is reported as a pre-petition liability by MGI. In both of these instances, accrued compensation and related benefits reported by the Debtor entities that incurred the liability have been reduced by these amounts. The accrued compensation and benefits amounts owed to employees who were hired by WBEI and THQ Inc. in connection with those asset sales have been removed from the books as these amounts are now the responsibility of the purchasers.

(6)	Pre-petition liabilities as of the current balance sheet date include post-petition amounts paid or applied, pursuant to Bankruptcy Court orders, to claims previously reported as of the petition date in the Schedules of Assets and Liabilities.
FORM MOR-3

In re: Midway Games Inc., et al., Debtors	Case No. 09-10465 (KG) Jointly Administered Reporting Period: 10/1/09 to 10/31/09
MOR-4: SUMMARY OF UNPAID POSTPETITION ACCOUNTS PAYABLE

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	$1,543.69	$20,078.65	$799.00	$0.00	$111,268.18	$133,689.52
Professional Fees 1	$0.00	$0.00	$0.00	$195.50	$57,344.35	$57,539.85

Total Postpetition Accounts Payable	$1,543.69	$20,078.65	$799,00	$195.50	$168,612.53	$191,229.37

Notes

The postpetition accounts payable reported represents open and outstanding trade vendor invoices that have been entered into the Debtors’ accounts payable system during the period that the Debtors intend to pay in accordance with the various orders of the Bankruptcy Court. This summary does not include any accruals for invoices not yet received or approved which may be included in accounts payable on the balance sheet.

1)	Includes $35,000.00 to FD-Ashton Partners, $22,344.35 to Huron Consulting, and $195.50 to Dewey & LeBoeuf for Restructuring Professional Fees not included on MOR-lb because the Debtors were not yet authorized to pay these amounts.
FORM MOR-4

In re: Midway Games Inc., et al., Debtors	Case No. 09-10465 et seq. (KG) Jointly Administered Reporting Period: 10/1/09-10/31/09
MOR-4: DECLARATION REGARDING THE STATUS OF POSTPETITION TAXES
FOR THE REPORTING PERIOD ENDED OCTOBER 31, 2009
Ryan G. O’Desky hereby declares and states:
1. I am Chief Financial Officer and Treasurer for Midway Games Inc. and its affiliated debtors and debtors in possession (the “Debtors”) in Case No. 09-10465 et seq. (KG) (Jointly Administered). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.
2. All statements in this Declaration are based on personal knowledge, review of the relevant documents, discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. I am authorized to submit this Declaration on behalf of the Debtors.
3. To the best of my knowledge, information, and belief, during the reporting period the Debtors filed all necessary federal, state, and local tax returns and made all required and undisputed postpetition tax payments in connection therewith on a timely basis or, the Debtors have promptly addressed any late tax filings (and made any corresponding payments) that may have been missed during the reporting period due to unintentional oversight.1

2/10/10	/s/ Ryan G. O’Desky
Date	Ryan G. O’Desky
Chicago, Illinois	Chief Financial Officer and Treasurer

[1]	The Debtors use Ceridian, a third party payroll processor, for the remittance of payroll taxes. Ceridian is responsible for remitting both the employee and employer portion of payroll tax liabilities to the appropriate jurisdictions. Moreover, by first day orders entered by the Court on February 13, 2009, the Debtors received authority to pay certain prepetition payroll and “trust fund” taxes.
FORM MOR-4

In re:
Midway Games Inc., et. al.,	Case No. 09-10465 (KG)
Debtors	Jointly Administered
Reporting Period: 10/1/09 to 10/31/09
MOR-5: ACCOUNTS RECEIVABLE RECONCILATION AND AGING

ACCOUNTS RECEIVABLE RECONCILATION	Amount
Total trade accounts receivable at the beginning of the reporting period	($548,088.22)
+ Amounts billed during the period	—
- Amounts collected and adjusted during the period	$957,754.22
Total trade accounts receivable at the end of the reporting period	$409,666.00

ACCOUNTS RECEIVABLE AGING	Amount
0 -30 days old	$0.00
31 - 60 days old	0.00
61-90 days old	—
90 + days old	$409,666.00
Total trade accounts receivable	$409,666.00
Royalty receivables	67,831.98
Other receivables	—
Allowance for doubtful accounts	(477,497.98)
Net receivables	$0.00

General Notes

1)	All trade accounts receivable and related allowances are reported at Midway Home Entertainment Inc.

2)	Trade accounts receivable are aged from invoice date based on individual customer credit terms.

3)	Royalty receivables are not aged and are reported at Midway Amusement Games, LLC.

4)	Receivable allowances are not aged.

5)	All trade accounts receivable from customers with invoiced amounts outstanding, net of discounts and allowances, were sold to Warner Bros. Entertainment Inc. on July 10, 2009. The remaining trade accounts receivable amounts relate to customers for which only credit memos and/or outstanding price protection remained that had not been previously applied to invoices.

All customer credits were moved to current liabilities in October 2009.
MOR-5: DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside of the normal course of business this reporting period? If yes, provide an explanation below.	X — see (1) below and Exhibit A

2.	Have any funds been disbursed from any other account than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3.	Have all post petition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.	Has any bank account been opened during the period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to Delaware Local Rule 4001-3.		X

(1)	Property, plant and equipment and other miscellaneous assets previously used by certain of the Debtors were sold pursuant to the Court’s deminimis asset sale order during October 2009 for a total of $54,086,80 in cash. See attached detail for these sales. These assets were no longer usable by the Debtors.
FORM MOR-5

In re:
Midway Games Inc., et. al.,	Case No. 09-10465 (KG)
Debtors	Jointly Administered
Reporting Period: 10/1/09 to 10/31/09
MOR-5: ACCOUNTS RECEIVABLE RECONCILATION AND AGING
EXHIBIT A — ASSET SALES DETAIL

			AMOUNT OF
PURCHASER / ADDRESS	SALE DATE	ASSETS SOLD (QUANTITY)	CASH RECEIVED

Liquid 8 Technology Inc.	10/8/2009	Computers (148)	$49,999.99	(1)
15 West 26th Street 9th Floor		Monitors (100)
New York, NY 10010		Cisco Network (1)
		Printers (25)
		Servers (63)
		Tape Drives (3)
		TV’s (74)
		Laptops (19)
		Cisco (24)
		3Com (15)

Michael A Gottlieb	10/8/2009	Dell Desktop computer
11677 Eastfield Rd		Sony Vaio laptop	$235.00	(1)
Poway, CA 92064		Netgear 8 port ethernet switch
		Microsoft Xbox 360
		Nintendo Wii
		Scepter 32” TV
		Maxent MX5OX3 50” TV
		Mitsubishi HD 1000 Projector
		2 Apple Ipod Touch
		Computer Monitor

Jon Mongelluzzo	10/8/2009	Office Supplies & Equipment	$200.00	(1)

Stefano Dalu	10/8/2009	Office Supplies & Equipment	$50.00	(1)

Denise Gyberg	10/8/2009	Office Supplies & Equipment	$1,145.00	(1)

Karla Wurzel	10/8/2009	Office Supplies & Equipment	$200.00	(1)

Richard Flading	10/26/2009	Office Supplies & Equipment	$175.00	(1)

In Contact	10/26/2009	Office Supplies & Equipment	$2,081.81	(1)

Total of all sales			$54,086.80

Notes

1)	Amounts paid were a single amount for all items purchased and were not assigned values per item.